UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CGI HOLDING CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CGI HOLDING CORPORATION

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

Date:	March 14, 2006

Time:	10:00 a.m. central time

Place:	111 East Wacker Drive,
Suite 2800
Chicago, Illinois 60601

CGI Holding Corporation

5 Revere Drive, Suite 510

Northbrook, IL 60062

(847) 562-0177

Notice of Annual Meeting of Stockholders
to be Held March 14, 2006

Dear Stockholder:

Our 2005 annual stockholders’ meeting will be held on March 14, 2006, at 10:00 a.m., central time, at 111 East Wacker Drive, Suite 2800, Chicago, Illinois 60601.  At our annual meeting, we will ask you to:

•                                          elect seven directors;

•                                          ratify the appointment of Blackman Kallick Bartelstein, LLP as the Company’s independent registered public accountant;

•                                          approve the 2005 Long-Term Incentive Plan;

•                                          approve certain amendments to our Articles of Incorporation; and

•                                          transact any other business that may properly be presented at the annual meeting.

If you were a stockholder of record at the close of business on February 1, 2006, you may vote in person at the annual meeting and any postponements or adjournments of the meeting.  A list of these stockholders will be available at our offices before the annual meeting.

Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, so that your shares will be represented whether or not you attend the annual meeting.

By order of the Board of Directors,

/s/ Gerard M. Jacobs
Gerard M. Jacobs
Chief Executive Officer, Secretary and Treasurer

February 8, 2006

Table of Contents

INFORMATION ABOUT THE ANNUAL MEETING
Explanatory Note
Information about Attending the Annual Meeting
Information About Voting
Information Regarding Tabulation of the Vote
Quorum Requirement
Information About Votes Necessary for Action to be Taken
Costs of Proxies
Other Matters
Available Information

STOCK OWNERSHIP
The Largest Owners of the Company’s Stock
Stock Owned by the Company’s Directors and Executive Officers
Section 16(a) Beneficial Ownership Reporting Compliance

CORPORATE GOVERNANCE PRINCIPLES
Summary of the Corporate Governance Principles
Communicating with Directors
Nominating Committee
Audit Committee
Compensation Committee
Executive Committee

PROPOSAL NO. 1 – ELECTION OF DIRECTORS
Independent Director Compensation
Meetings of the Board of Directors and Committees of the Board

AUDIT COMMITTEE REPORT

EXECUTIVE COMPENSATION
Compensation Tables
Option/SAR Grants in Last Fiscal Year
Value of Securities Underlying Unexercised Options
Executive Officers
Employment Agreements
Equity Compensation Plan Information
Certain Relationships and Related Transactions

PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
Fees to Independent Registered Public Accountants
Approval of Services and Fees

PROPOSAL NO. 3 – APPROVAL OF 2005 LONG-TERM INCENTIVE PLAN
Plan Administration
Limits on Plan Awards
Eligibility and Participation
Types of Plan Awards
Section 162(m) Awards
Effect of Change in Control
Adjustments for Corporate Changes
Term, Amendment and Termination
Plan Benefits
U.S. Tax Treatment of Awards

PROPOSAL NO. 4 – AMENDMENT TO THE ARTICLES
Reasons for and General Effect of the Proposed Amendment
Certain Effects of the Proposed Amendment

PROPOSAL NO. 5 – AMENDMENT TO THE ARTICLES

STOCKHOLDER PROPOSALS

ANNUAL REPORT ON FORM 10-KSB

ANNEX A	Nominating Committee Charter

ANNEX B	Audit Committee Charter

ANNEX C	2005 Long-Term Incentive Plan

This proxy statement contains information related to the annual meeting of stockholders to be held March 14, 2006, beginning at 10:00 a.m. central time at 111 East Wacker Drive, Suite 2800, Chicago, Illinois 60601, and at any postponements or adjournments thereof.  This proxy statement is being mailed to stockholders on or about February 9, 2006.

INFORMATION ABOUT THE ANNUAL MEETING

Explanatory Note

We were unable to hold an annual stockholder meeting during the 2005 calendar year.  In May of 2005, the staff at the Securities and Exchange Commission (the “SEC”) notified us that our audited consolidated financial statements for the year ended December 31, 2004 were being reviewed.  Because these consolidated financial statements must be included in the annual report accompanying this proxy statement, we delayed holding our meeting until the review was complete.  As a result of this review, on December 30, 2005 we restated our annual report for the year ended December 31, 2004, and our quarterly reports for the quarters ended March 31, June 30, and September 30, 2004, and the quarters ended March 31 and June 30, 2005, and further amended our annual report for the year ended December 31, 2004 on January 31, 2006.  Because we were unable to hold an annual stockholder meeting during 2005, the annual meeting described herein constitutes our 2005 annual stockholder meeting.  We expect to hold our 2006 annual stockholder meeting later on during calendar year 2006.

Information about Attending the Annual Meeting

At the annual meeting, you will be asked to:

•                                          elect seven directors;

•                                          ratify the appointment of Blackman Kallick Bartelstein, LLP as the Company’s independent registered public accountant;

•                                          approve the 2005 Long-Term Incentive Plan;

•                                          approve certain amendments to our Articles of Incorporation; and

•                                          transact any other business that properly comes before the meeting.

If you own shares of common stock in more than one account, such as individually and jointly with your spouse, you may receive more than one set of these materials.  Please make sure to vote all of your shares.  This proxy statement summarizes information we are required to provide to you under the rules of the Securities and Exchange Commission.  If you plan on attending the annual meeting of stockholders in person, please contact Mr. David Perkins at (919) 433-3041 so that we can arrange for sufficient space to accommodate all attendees.

Information About Voting

You will have one vote for each share of common stock that you owned on February 1, 2006, which is the record date for the annual meeting.  On the record date, there were 41,402,656 shares outstanding.  There is no cumulative voting.  One-third of the outstanding shares, or 13,800,885 shares, must be present to hold the annual meeting.

You may own shares in one of the following ways:  directly in your name as the stockholder of record or indirectly through a broker, bank or other holder of record.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or vote in person at the meeting.  If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record is sending these proxy materials to you.  As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.

Your vote is important.  You may vote in person or by granting us a proxy to vote on the proposals.  To vote by proxy you must sign, date and return the enclosed proxy card in the enclosed envelope.  If you grant us a proxy, you may nevertheless revoke your proxy at any time before it is exercised by:  (1) sending written notice to us, attention:  Corporate Secretary; (2) providing us with a later-dated proxy; or (3) attending the annual meeting in person and voting your shares.  Merely attending the annual meeting, without further action, will not revoke your proxy;

If you return your proxy card, but do not indicate how your shares should be voted, they will be voted “for” in accordance with the board’s recommendation for each proposal.

Information Regarding Tabulation of the Vote

We retained the Colonial Stock Transfer Co., Inc. to tabulate all votes cast at the meeting and to act as inspector of election at the meeting.

Quorum Requirement

Stockholders owning one-third of our outstanding shares must be present in person or by proxy in order for action to be taken at the meeting.  For these purposes, “abstentions” and “broker non-votes” will be counted as present for determining whether a quorum is present.  A broker non-vote occurs when shares registered in the name of a broker are not voted because the broker does not have the authority to do so from the beneficial owners.

Information About Votes Necessary for Action to be Taken

Directors are elected by a plurality of the votes cast at the meeting.  A properly executed proxy marked “withhold authority” with respect to the election of one or more directors will have no effect on the election of the director or directors but will be counted for purposes of establishing a quorum.  The proposals to amend our Articles of Incorporation each require the affirmative vote of a majority of the shares entitled to vote.  Abstention and broker non-voters will have the effect of a no vote on the proposals to amend the Articles.

For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval.  A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of establishing a quorum.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.  Shares represented by “broker non-votes” will, however, be counted in establishing a quorum.

If you are a beneficial shareholder and your broker holds your shares in its name, the broker is permitted to vote your shares on the election of directors and the amendments to our Articles of Incorporation.  Under American Stock Exchange rules, your broker may not vote your shares on the proposal relating to the 2005 Long-Term Incentive Plan absent instructions from you.

Costs of Proxies

We will pay all the costs of soliciting proxies and holding the annual meeting.  We have not retained a third party to assist in this process.  Instead, proxies will be solicited solely by our directors, officers or employees.  We will not pay additional compensation to these individuals for these activities.  We also intend to request that brokers, banks and other nominees solicit proxies from their principals.  We will pay the brokers, banks and other nominees for certain expenses that they incur for these activities.

Other Matters

We are not aware of any other matter to be presented at the annual meeting.  Generally, no business aside from the items discussed in this proxy statement may be transacted at the meeting.  If, however, any other matter properly comes before the annual meeting as determined by the chairman of the meeting, your proxies are authorized to act on the proposal at their discretion.  Generally, for nominations or other business to be properly brought before the annual meeting by one of our stockholders, the stockholder seeking to make a nomination or bring other business before the meeting must provide, among other things, notice thereof in writing to our corporate secretary at our office within a reasonable time prior to the date we begin to print and mail our proxy materials for such meeting.  As of February 1, 2006, we had not received notice of any shareholder proposals for the annual meeting described herein and proposals received subsequent to such date will be considered untimely.

Available Information

This proxy statement and the annual report on Form 10-KSB, as amended, are available on our Internet website at www.thinkpartnership.com.  We file reports, proxy materials and other information with the SEC.  These reports, proxy materials and other information can be inspected and copied at the Public Reference Section maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C.  20549; at The Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and at 233 Broadway, New York, New York 10279.  Copies can be obtained by mail from the SEC at prescribed rates from the Public Reference Section of the SEC at its principal office in Washington, D.C.  The SEC also maintains a site on the World Wide Web

(http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

STOCK OWNERSHIP

The Largest Owners of the Company’s Stock

Based on a review of filings with the Securities and Exchange Commission, the Company is unaware of any holders of more than five percent (5%) of the outstanding shares of our common stock except as set forth below.

Stock Owned by the Company’s Directors and Executive Officers

The following table shows the amount of common stock beneficially owned (unless otherwise indicated) by our directors, our executive officers and the directors and executive officers as a group.  The beneficial ownership percentages are based on a total of 41,402,656 shares outstanding as of February 1, 2006, the most recent practicable date.

Beneficial Owner	Number of Shares of Common Stock Beneficially Owned As of February 1, 2006	Percent of shares of Common Stock Outstanding
Gerard M. Jacobs (1), (8)	2,371,344	5.7%
T. Benjamin Jennings (1), (2)	770,390	1.9%
Xavier Hermosillo (1), (3)	20,000	*
Dominic L. Ragosta (1)	—	*
S. Patrick Martin (4), (10)	1,893,451	4.6%
Vincent J. Mesolella (1), (5)	264,056	*
Patrick W. Walsh (1), (6)	200,000	*
Roberti Jacobs Family Trust (7)	5,949,726	14.4%
John Giura (9)	2,371,344	5.7%
Jody Brown (1), (12)	41,431	*
Frederick P. Lyte (1)	—	—
Scott P. Mitchell (1), (11)	1,855,952	4.5%
George Douaire (1)	—	—
All Directors and Executive Officers as a Group (10 persons)	5,523,173	13.3%

* Less than 1%.

(1)   Officer or Director.

(2)   Includes warrants to purchase 510,000 shares of our common stock at $0.13 per share and 75,000 shares at $4.12 per share.

(3)   Consists of warrants to purchase 20,000 shares of our common stock at $2.05 per share.

(4)   Includes warrants to purchase 743,147 shares of our common stock at prices ranging from $0.13 to $0.45 per share.  Mr. Martin also holds a proxy to vote 64,500 shares of common stock owned by Negin Martin.

(5)   Includes warrants to purchase 200,000 shares of our common stock at $0.13 per share.

(6)   Consists of warrants to purchase 200,000 shares of common stock at $0.13 per share.

(7)   Includes warrants to purchase 1,680,000 shares at $.10 per share, warrants to purchase 1,000,000 shares at $.13 per share, and warrants to purchase 40,000 shares at $0.50 per share.  The Roberti Jacobs Family Trust is an irrevocable trust.  The trustee of the trust is the mother-in-law of Mr. Jacobs.  Mr. Jacobs is neither a trustee nor a beneficiary of the Roberti Jacobs Family Trust, however, his children are beneficiaries of the trust.

(8)   Consists of shares underlying proxies granted to Mr. Jacobs by Mr. Giura.

(9)   Mr. Giura has granted Mr. Jacobs a proxy to vote all of his shares of stock.

(10)  Mr. Martin ceased serving as a director of ours and President and Chief Executive Officer of WebSourced effective November 30, 2005.

(11)  Includes 71,429 shares of common stock and 39,285 warrants to purchase common stock at $4.12 per share owned by the Scott and Kristi Mitchell Family Limited Partnership, of which Mr. Mitchell has voting and dispositive power.  Also includes 50,000 warrants to purchase common stock at $2.10 per share.

(12)  Includes warrants to purchase 41,431 shares of our common stock at $2.05 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers, directors and shareholders beneficially owning more than 10% of our common stock are required, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to file reports of ownership of our common stock with the Securities and Exchange Commission.  Based solely upon a review of the copies of reports furnished to us and written representations that no other reports were required, we believe that, except as described below, our executive officers, directors and stockholders beneficially owning more than 10% of our common stock, have complied with the requirements during the year ended December 31, 2005. Mr. George Douaire, our Chief Operating Officer, and Mr. Scott Mitchell, our President, and Mr. Frederick Lyte, a director, failed to file within the prescribed 10-day time frame, a Form 3 announcing that each had become a reporting person.  Each has subsequently filed the required Form 3.  In addition, Mr. Lyte failed to file within the prescribed time frame a Form 4 announcing that, on December 7, 2005, he had been granted options to purchase 25,000 shares of our common stock for joining our board.  Mr. Lyte has subsequently filed the required Form 4.

CORPORATE GOVERNANCE PRINCIPLES

Our business is managed under the direction and oversight of our board.  Our board has formed three standing committees composed entirely of independent directors: Audit, Nominating and Compensation.  Our board has also formed an Executive Committee consisting of representatives of our board and members of management.  A discussion of each committee’s function is set forth below.  The members of our board of directors on the date of this proxy statement, and the committees on which they serve are identified below.

Director	Audit Committee	Compensation Committee	Nominating Committee	Executive Committee

Gerard M. Jacobs				X*

T. Benjamin Jennings				X

Vincent J. Mesolella	X*	X*	X*

Patrick W. Walsh	X	X	X

Frederick P. Lyte (1)	X	X	X

Dominic L. Ragosta (2)	X	X	X

* Chairman of the Committee

(1) Mr. Lyte became an independent director in December 2005.  He replaced Mr. Hermosillo, who became senior vice president of corporate communications and investor relations in December 2005.

(2) Mr. Ragosta became an independent director in February 2006.  He replaced Mr. James N. Held who resigned as a member of our board of directors effective January 31, 2006.

In 2004, the board elected T. Benjamin Jennings to serve as the chairman of the board.  The chairman of the board organizes the work of the board and ensures that the board has access to sufficient information to enable the board to carry out its functions, including monitoring the Company’s performance and the performance of management.  Our independent directors meet from time to time, in executive session without any other directors or representatives of management present.  No one independent director presides at these sessions.  Instead, the presiding director is selected based on the agenda or topic for the executive session.  Each director has access to the members of our management team or other employees as well as full access to our books and records.

The charters adopted by each board committee and our code of ethics, provide the framework for our corporate governance.  Copies of our charters and code of ethics may be found on our website at www.thinkpartnership.com.  Copies of these materials also are available without charge upon written request to our corporate secretary.

Summary of the Corporate Governance Principles

As required by our governing documents and by the rules of the American Stock Exchange, a majority of our board must be “independent.”  According to rules promulgated by the American Stock Exchange, a director will not be considered independent if, within the last three years:

•                                          we, or any of our subsidiaries, employed the director, except as an interim board chairman or chief executive officer;

•                                          the director, or any member of his or her immediate family received payments from us, or any of our subsidiaries, in excess of $60,000, other than the following:

•                  compensation for service on our board of directors;

•                  payments arising solely from investments in our securities;

•                  compensation paid to any immediate family if the person does not serve as an executive employee;

•                  compensation received for former service as an interim chairperson of the board of directors or chief executive officer;

•                  benefits paid under a tax-qualified retirement plan;

•                  non-discretionary compensation;

•                  any loans permitted under Section 13(k) of the Securities & Exchange Act of 1934, as amended;

•                                          we, or one of our subsidiaries, employed as an executive officer an immediate family member of the director;

•                                          the director, or any member of his or her immediate family, has been a partner in, or a controlling shareholder or an executive officer of, any organization to which we made, or from which we received, payments (other than those arising solely from investments in our securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization’s consolidated gross revenues for that year or $200,000, whichever is more;

•                                          the director, or any member of his or her immediate family, has been employed as an executive officer of another entity where our executive officers have served on that entity’s compensation committee; or

•                                          the director, or any member of his or her immediate family, was a partner or employee of Poulos & Bayer or Blackman Kallick Bartelstein, LLP who worked on our audit or is a current partner of Blackman Kallick Bartelstein.

Communicating with Directors

Stockholders may contact any member of our board by letter or telephone, in care of our corporate secretary who will review and forward the correspondence to the appropriate person or persons for a response.  Our “whistleblower” policy prohibits us, or any of our employees, from retaliating or taking any adverse action against anyone for raising a concern.  Stockholders or employees preferring to raise their concerns in a confidential or anonymous manner may do so by contacting the chairperson of the audit committee.  Stockholders and employees may also report ethical concerns or incidents, including concerns about accounting, internal controls or auditing matters.

Nominating Committee

The nominating committee recommends individuals to the board for nomination as members of the board and its committees and develops and recommends corporate governance guidelines.  The committee also prepares and supervises the board’s annual review of director independence and the board’s annual self-evaluation.  All members of the committee satisfy the independence standards contained in the American Stock Exchange corporate governance rules and our governing documents.  A copy of the committee’s charter is attached hereto as Annex A and is available at our website at www.thinkpartnership.com or by writing us at 5 Revere Drive, Suite 510, Northbrook, IL 60062, attention: Corporate Secretary.

The committee considers all qualified candidates identified by members of the committee, by other members of the board of directors, by senior management and by our stockholders.  Stockholders who would like to propose a candidate may do so by submitting the candidate’s name, resume and biographical information to the attention of our corporate secretary.  All proposals for nomination received by the corporate secretary in a timely manner will be presented to the committee.

The committee reviews each candidate including each candidate’s independence, skills and expertise based on a variety of factors, including the person’s experience or background in management, finance, regulatory matters and corporate governance.  Based on its assessment of each candidate, the committee recommends candidates to the board.  The committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the board of directors and members of senior management.

The committee completed its most recent review of director independence in 2005.  During this review, the committee considered transactions and relationships between each director or any member of his or her immediate family and us or our affiliates, including those reported under “Certain Relationships and Related Transactions” below.  The committee also reviewed transactions and relationships between directors or their affiliates and members of our senior management or their affiliates.

As a result of this review, the board affirmatively determined that all of the directors nominated for election at the annual meeting are independent except Messrs. Jacobs, Jennings and Hermosillo.  These individuals are not considered to be independent because of their positions and business dealings with us and our affiliates.

Audit Committee

This committee assists the board in fulfilling its oversight responsibility relating to:  (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) the qualifications and independence of the independent registered public accountants; and (4) the performance of our independent registered public accountants.  The report of the committee is included in this proxy statement.  The board has determined that Mr. Mesolella, the Chairman of the audit committee, qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission and that each member of the committee is independent in accordance with the standards set forth in the committee’s charter and the American Stock Exchange corporate governance rules.  A copy of the committee’s charter, as amended, is attached hereto as Annex B and is available on our website at www.thinkpartnership.com or by writing us at 5 Revere Drive, Suite 510, Northbrook, IL 60062, attention: Corporate Secretary.

Compensation Committee

This committee is responsible for determining the compensation of our chief executive officer and other named executive officers and for approving the compensation structure for other members of our senior management.  Each member of the committee is a “non-employee director,” as defined by Section 16 of the Securities Exchange Act of 1934, as amended, and an “outside director,” as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended.  The committee has not adopted a charter.

Executive Committee

This committee oversees our day-to-day management and is comprised of two directors:  Messrs. Jacobs as chairman and Jennings.  The committee has not adopted a charter.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our board, acting on the recommendation of our nominating committee, has nominated all of the current directors for reelection at the annual meeting.  Messrs. Ragosta, Lyte, Mesolella and Walsh have been nominated to serve as independent directors.  We know of no reason why any nominee will be unable to serve if elected.  If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected.  If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill the vacancy until the next annual meeting of stockholders.  The following gives information, provided by the nominees, about their principal occupation, business, experience and other matters:

Gerard M. Jacobs, 50.  Since December 2001, Mr. Jacobs has served as our chief executive officer, secretary and treasurer.  Mr. Jacobs also served as our president from December 2001 to December 2005.  From March 1999 until December 2001, Mr. Jacobs was an officer and director of several privately held companies.  From 1995 until March 1999, Mr. Jacobs served as the chief executive officer of Metal Management, Inc., Chicago, Illinois.  Mr. Jacobs is a graduate of Harvard University, where he was elected to Phi Beta Kappa, and of The University of Chicago Law School, which he attended as a Weymouth Kirkland Law Scholar.  Mr. Jacobs was elected twice to the Board of Education of District 200, Oak Park and River Forest High School, Oak Park, Illinois.

T. Benjamin Jennings, 41.  Since January 2004, Mr. Jennings has served as the chief executive officer of Chasm Industries, Inc.  Previously, Mr. Jennings served as chairman or chief executive officer of Ceira Technologies, Inc.  From 1995 until 1999 Mr. Jennings served as the chairman and chief development officer of Metal Management, Inc.  Mr. Jennings was the chairman of the Chicago Inner City Games from 1996 through 1999.  Mr. Jennings serves on the board of directors of the Kohl’s Children’s Museum, Wilmette, Illinois.  Mr. Jennings is a graduate of Rice University.

Xavier Hermosillo, 55.  Mr. Hermosillo became our senior vice president of corporate communications and investor relations in December 2005 and has served as a director since September 2004.  Since November 1984, Mr. Hermosillo served as president of CrisisPros, a crisis management and communications firm in Los Angeles, California.  Mr. Hermosillo is the former chief of staff to both Democratic and Republican leaders in the California legislature and an award-winning print journalist, television commentator and radio talk show host in Los Angeles.  Mr. Hermosillo is the founding chairman of an umbrella coalition of Los Angeles Latino organizations, a former chairman and member of the city-wide Latino community forum for the Los Angeles Police Department, a hearing examiner for the Los Angeles Police Commission, adjudicating discipline matters involving LAPD officers and a civilian advisor to the Los Angeles County Sheriff.  Mr. Hermosillo was a member of the board of directors of Metal Management, Inc.  Mr. Hermosillo has earned honors degrees in administration of justice, marketing and management.

Hon. Vincent J. Mesolella, 56.  Mr. Mesolella has served as our director since July 2003.  Since 1978, Mr. Mesolella has served as the president of REI, Inc. located in North Providence, Rhode Island.  Mr. Mesolella has served as the chairman of the Narragansett Bay Commission, located in Providence, Rhode Island, since 1991.  Mr. Mesolella was elected ten times to the Rhode Island House of Representatives, serving as the Deputy Majority whip for eight years, retiring in 1999.  Mr. Mesolella has served as a director of The imPossible Dream since 2001, and served as the first chairman of the

Rhode Island Underground Storage Tank Financial Review Board starting in 1998.  Mr. Mesolella attended Rhode Island Junior College and the University of Rhode Island Extension Division.

Patrick W. Walsh, 41.  Since May 2004, Mr. Walsh has served as the director of sales at Chasm Industries, Inc.  From 1999 to 2004, Mr. Walsh served as an executive of Avatar Systems Ltd., Chicago, Illinois.  From 1997 until 1999, Mr. Walsh served as vice president of marketing and business development for Metal Management, Inc., located in Chicago, Illinois.  Mr. Walsh graduated from Miami University (Ohio) in 1986.

Frederick P. Lyte, 77.  Mr. Lyte has served as our director since December 2005.  Mr. Lyte has been the chairman and president of Lyte Enterprises, an economic development consulting and venture capital business located in Pasadena, California for almost 35 years.  He has served as vice president and general manager for Retlaw Enterprises, the personal holding company of the Walt Disney Family.  Mr. Lyte also served as a consultant and analyst for SRI, the Stanford Research Institute, as well as Booz, Allen & Hamilton.  Mr. Lyte sits on the Board of Councilors of the University of Southern California Medical School and is a former chairman of the board of the St. Luke Hospital Foundation.  He received a Bachelors Degree in Economics from Stanford University and a Masters in Business Administration from the Stanford University Graduate Business School.

Dominic L. Ragosta, 47.  Mr. Ragosta has served as our director since February 1, 2006.  Mr. Ragosta has been the president of The DOM Company since 2002, a business advisory firm offering acquisition due diligence, business valuations, strategic planning, project development advice, risk assessment, and life insurance review services. From 2000-2002, Mr. Ragosta was chief executive officer of Mitkem Technologies, an international procurement business providing semi-conductors to a variety of industry OEMs. From 1988-1998 Mr. Ragosta was the founder, president and chief executive officer of Communications International Corp., a northeast regional inbound telemessaging/ordering firm. Mr. Ragosta began his professional career as a certified public accountant for the international accounting and advisory firm of Ernst & Young in its Providence, Rhode Island office and his client audit experiences covered a diverse industry base. Between 1994 and 2003 Mr. Ragosta received a total of five gubernatorial appointments and re-appointments as chairman of the board and chief executive officer for two of Rhode Island’s largest state quasi-public agencies overseeing the convention tourism, and hotel business of the Rhode Island Convention Center Authority and the state’s entire waste management facilities under the auspices of the Rhode Island Resource Recovery Corporation. Mr. Ragosta is a member of the American Institute of Certified Public Accountants, a director to the board of the Rhode Island Special Olympics, and a member of the President’s Advisory Council at Roger Williams University in Bristol, RI. Mr. Ragosta is a 1981 honors graduate of Boston College where he earned a Bachelor of Science Degree in Accounting from its School of Management.

RECOMMENDATION OF THE BOARD:  The board recommends that you vote “FOR” the election of all seven nominees.

Independent Director Compensation

Starting in January 2005 each independent member of our board of directors began receiving $2,000 per month, plus reimbursement for travel and lodging expenses in lieu of the meeting fees set forth below.  During 2004, the independent members of our board of directors received $750 for each meeting of the board or any committee attended in person plus reimbursement for travel and lodging expenses associated therewith, and $200 for each meeting of the board or any committee attended by telephone.  All of our directors are eligible for grants of warrants or options to purchase our common stock as determined from time to time by our board of directors in its discretion.  In connection with serving as an independent director during 2004, in January 2005, we granted to each of our independent directors options to purchase 25,000 shares of our common stock at an exercise price of $5.25 per share.  The options become exercisable in 2008.  Additionally, in August of 2004, we issued to Xavier Hermosillo options to purchase 20,000 shares of our common stock at an exercise price of $2.05 per share for joining our board of directors as an independent director.  In December, 2005, we issued to Frederick P. Lyte options to purchase 25,000 shares of our common stock at an exercise price of $2.20 per share for joining our board of directors as an independent director. In February, 2006, we issued to Dominic Ragosta options to purchase 25,000 shares of our common stock at an exercise price of $2.42 per share for joining our board of directors as an independent director.

Meetings of the Board of Directors and Committees of the Board

During calendar year 2004, our board met three times and took action via unanimous written consent two times.  Each director serving on the board during 2004 attended at least 75% of these board meetings except for Mr. Jennings.  During calendar year 2004, the audit committee met three times and our executive committee met two times.  Each member of these committees attended all of these meetings.  Our compensation and nominating committees did not meet during 2004. During calendar year 2005, our board met seven times.  Each director serving on the board during 2005 attended at least 75% of these board meetings except for Mr. Jennings.  During calendar year 2005, the audit committee met six times, our executive committee met once, our compensation committee met four times and our nominating committee met once.  Each member of these committees attended all of these meetings.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing we make under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report by reference therein.

In accordance with its written charter, the audit committee assists the board in overseeing the company’s financial reporting process, including evaluating the effectiveness of internal accounting, auditing and financial controls and procedures.

Management is responsible for the financial reporting process, preparing consolidated financial statements in accordance with generally accepted accounting principles, designing and implementing a system of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.  The company’s independent registered public accountants are responsible for auditing the financial statements.  The audit committee is responsible for monitoring and reviewing these procedures and processes.  The audit committee is composed of four independent directors whose independence has been determined by the board of directors based on the standards set forth in the audit committee’s charter, the company’s governing documents and the rules promulgated by the American Stock Exchange.  The members of the audit committee are not professionally engaged in the practice of accounting or auditing. Mr. Mesolella qualifies as, and has been designated, the audit committee’s “financial expert” as defined by the Securities and Exchange Commission.  The audit committee relies in part, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accountants that the financial statements have been prepared in conformity with generally accepted accounting principles.

During 2004 and early 2005, the members of the audit committee met separately and with members of the company’s management and with the company’s previous independent registered public accountants, Poulos & Bayer (“Poulos”), as well as the company’s current independent registered public accountants, Blackman Kallick Bartelstein, LLP (“BKB”).  The audit committee examined the independence of Poulos after the company hired Jody Brown, a former partner of Poulos, to be its chief financial officer.  Additionally, the audit committee evaluated potential replacements for Poulos and ultimately engaged BKB as the company’s independent registered public accountants.  The committee discussed with Poulos or BKB, as appropriate, numerous items at these meetings including the overall scope and plan for the year-end audit.  As part of these discussions, the audit committee discussed the results of Poulos’ and BKB’s examination and their observation and evaluation of the company’s internal controls.  Further, the audit committee reviewed and discussed, with management and BKB, the company’s audited consolidated financial statements as of and for the year ended December 31, 2004.  During fiscal 2004 and early 2005, management advised the committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the committee.

On October 27, 2005, management of the company advised the audit committee that management had determined that (1) the company’s method of accounting for revenues generated by the company’s Search Engine Enhancement segment, and (2) the company’s presentation of revenues generated by its Affiliate Marketing segment, were inconsistent with generally accepted accounting principles.  Management and the audit committee also discussed this matter with BKB, the company’s current independent registered public accounting firm.  The audit committee concurred with management’s conclusion and the company undertook a comprehensive review of its previously filed consolidated financial statements. Based on this review, on December 30, 2005, the company restated its consolidated audited annual report for the year ended December 31, 2004, and its consolidated quarterly reports for the quarters ended March 31, 2004, June 30, 2004, September 30, 2004, March 31, 2005 and June 30, 2005.

As part of the above-referenced review, management evaluated the company’s internal controls.  As a result of the evaluation, the company concluded that its internal controls over revenue recognition for its Search Engine Enhancement segment and presentation of revenue for its Affiliate Marketing segment were deficient.  In order to remediate the internal controls deficiency, management has implemented or is in the process of implementing various measures.  The audit committee is overseeing this process and is receiving regular reports from management.

The audit committee also discussed with BKB all of the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.  The audit committee also obtained a formal written statement from BKB, describing all relationships between BKB and the company that might bear on BKB’s independence.  The audit committee also discussed any relationships that may have an impact on BKB’s objectivity and independence including a review of audit and non-audit fees and the written disclosures and letter from BKB to the committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with the Audit Committees).

Based on the reviews and discussions with management and BKB disclosed herein, the audit committee recommended to the board of directors that the restated audited consolidated financial statements be included in the company’s restated Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

The Audit Committee

Vincent J. Mesolella (Chairman) James N. Held (1) Xavier Hermosillo (2) Patrick W. Walsh

(1) Committee member until January 2006.
(2) Committee member until December 2005.

EXECUTIVE COMPENSATION

Compensation Tables

The following table sets forth all compensation awarded to, earned by or paid, on a consolidated basis, to our chief executive officer and any other executive officer earning salary and bonus exceeding $100,000 referred to herein as the named executive officers.  Each of the four persons set forth below, Messrs. Jacobs, Mitchell, Brown and Martin, are actually paid by our subsidiary, WebSourced.  Our total compensation expense as reflected on our Consolidated Financial Statements includes the compensation expenses for each of our subsidiaries including WebSourced.  Only two executive officers, other than our chief executive officer, received a salary and bonus exceeding $100,000 for the year ended December 31, 2005.

Name and Principal Position		Annual Compensation			Long-Term Compensation			All Other Compensation ($)
					Awards		Payouts
	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	LTP Payouts ($)
Gerard M. Jacobs, President and Chief Executive Officer (1)	2005	$294,981	$100,000	0	0	1,000,000	0	0
	2004	$225,527	0	0	$0	0	0	0
	2003	$30,000	0	0	$320,000	0	0	0

Scott P. Mitchell, President (2)	2005	$216,018	0	0	0	0	0	0
	2004	$154,130	0	0	0	0	0	0
	2003	0	0	0	0	0	0	0

Jody Brown, Chief Financial Officer, (3)	2005	$187,243	0	0	0	0	0	0
	2004	$46,292	0	0	0	41,431	0	0
	2003	0	0	0	0	0	0	0

S. Patrick Martin, WebSourced, Inc. (4)	2005	$243,957	$75,000	0	0	300,000	0	0
	2004	$254,433	0	0	0	0	0	0
	2003	$182,897	$20,625	0	0	0	0	0

(1)                                  In 2003, we granted 3,200,000 shares valued at $320,000 to the Roberti Jacobs Family Trust, which acquired the rights to these shares from Mr. Jacobs.

(2)                                  Mr. Mitchell began serving as our President in August, 2005.

(3)                                  Mr. Brown began serving as our Chief Financial Officer in August, 2004.

(4)                                  Mr. Martin ceased serving as President and Chief Executive Officer of WebSourced effective November 30, 2005.

Option/SAR Grants in Last Fiscal Year

The following table sets forth information regarding the number of options granted to each of the named executive officers during the year ended December 31, 2005.

Name	Number of Securities Underlying Options	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date
Gerard M. Jacobs	1,000,000	47%	$5.25	1/20/2015
Scott P. Mitchell	—	—	—	—
Jody Brown	—	—	—	—
S. Patrick Martin (1)	300,000	14%	$5.25	1/20/2015

(1)                                  Mr. Martin ceased serving as President and Chief Executive Officer of WebSourced effective November 30, 2005.

Value of Securities Underlying Unexercised Options

The following table sets forth information regarding the number and value of securities underlying unexercised options or warrants held by each of the named executive officers at December 31, 2005.

	Share Acquired on	Value	Number of Securities Underlying Unexercised Options/SARs at December 31, 2005(1)				Value of Unexercised In-the- Money Options/SARs at December 31, 2005 (2)
Name	Exercise (#)	Realized ($)	Exercisable		Unexercisable		Exercisable	Unexercisable
Gerard M. Jacobs	—	—	0		1,000,000		0	0
Scott P. Mitchell	—	—	89,285		100,000	(3)	$12,500	$0
Jody Brown			41,431		0		$12,429	$0
S. Patrick Martin (4)	—	—	743,147	(5)	300,000		$1,611,179	$0

(1)                                  These amounts represent the total number of shares issuable on exercise of warrants held by the named executive officers at December 31, 2005.

(2)                                  These amounts represent the difference between the exercise price of options or warrants and the closing bid price of our common stock on December 31, 2005.

(3)                                  Includes warrants to purchase 39,285 shares issued to Scott and Kristi Family Limited Partnership.

(4)                                  Mr. Martin ceased serving as President and Chief Executive Officer of WebSourced effective November 30, 2005.

(5)                                  Among these warrants, 33,147 were granted in 2000 at an exercise price of $2.00 per share which was reduced to $0.45 per share in 2003, 200,000 in 2002 at an exercise price of $0.27 per share, and 510,000 in 2003 at an exercise price of $0.13 per share.

Executive Officers

The board of directors annually elects our executive officers.  These officers may, subject to any contract rights, be terminated at any time.  Listed below is information about our executive officers except for Mr. Jacobs, whose biography is included above.

Scott P. Mitchell: President.  Since August 2005, Mr. Mitchell has served as our president and as the chief executive officer of Cherish, Inc. since 2004.  Mr. Mitchell launched several successful Internet businesses including HSN.com, RollingStone.com and Tunes.com.  In 2004 he merged his online dating company with the Company and formed Cherish, Inc., the Company’s wholly owned online dating subsidiary.  Mr. Mitchell holds Bachelor of Science degrees from Illinois State University in Psychology and Economics and a Masters of Business Administration, Masters of Management and Organizational Development and Masters of Management Information Systems from Benedictine University.

Jody Brown: Chief Financial Officer.  Since August 2004, Mr. Brown has served as our chief financial officer.  From January 2001 until August 2004, Mr. Brown was a partner at the accounting firm of Poulos & Bayer, our pervious independent registered public accountant.  He had worked at Poulos & Bayer since 1995. Mr. Brown graduated from the University of Illinois at Chicago in 1995.

George Douaire: Chief Operating Officer.  Since August 2005, Mr. Douaire has served as our chief operating officer.  Previously, Mr. Douaire served as general manager of e-business and kodak.com and vice president of marketing for the Eastman Kodak Company.  Prior to that, Mr. Douaire was senior vice president at Peapod Interactive.  Mr. Douaire began his career at the Chicago Tribune Company in 1984 and served in a number of positions within the company.  Mr. Douaire also served on the Tribune Company’s corporate staff, as manager of marketing development.  Mr. Douaire holds a Bachelor of Arts degree from Fairfield University in Fairfield, Connecticut and a Masters of Business Administration from the Loyola University Graduate School of Business in Chicago.

Employment Agreements

Scott P. Mitchell entered into an employment agreement with our indirect wholly owned subsidiary Cherish, Inc. effective August 19, 2004,  pursuant to which he serves as the President and Chief Executive Officer of Cherish.  On August 19, 2005, this agreement was amended to provide that Mr. Mitchell will serve as our President as well.  The employment agreement, as amended, provides for the following: (i) an employment term ending on December 31, 2008; (ii) base salary equal to $250,000 per annum; (iii) other benefits that are generally available to the vice presidents of the Company’s WebSourced Inc subsidiary; (iv) a non-competition and non-solicitation covenant during the term of the employment agreement and for a period of two years thereafter; (v) termination of the employment agreement (A) by us for cause or the disability of Mr. Mitchell, (B) automatically upon the death of Mr. Mitchell, or (C) by Mr. Mitchell if he is asked to relocate to a different geographic area, does not accept such relocation, and a suitable position cannot be arranged at his current location; and (vi) severance equal to all amounts that would have become due and owing through December 31, 2007 if we terminate the employment agreement other than for cause or the death or disability of Mr. Mitchell.

S. Patrick Martin entered into an employment agreement with our WebSourced, Inc. subsidiary, pursuant to which he served as the chief executive officer of WebSourced, effective as of January 1, 2004.  The term of the agreement continued until December 31, 2008, unless sooner terminated in accordance with the agreement.  Under the agreement, Mr. Martin received a base salary of $240,000 per year, subject to increases and bonuses granted in the discretion of the board of directors of WebSourced.  If WebSourced terminated the agreement prior to the expiration of the term other than “for cause,” then Mr. Martin is entitled to all amounts of his annual base salary that would have become due and owing through December 31, 2008, as if Mr. Martin’s employment had not been terminated prior thereto.  The employment agreement contains non-compete and non-solicitation provisions during the term of the agreement and for a period of one year thereafter.

On December 2, 2005, we entered into a Separation Agreement and General Release with S. Patrick Martin, pursuant to which Mr. Martin ceased serving as the president and chief executive officer of our WebSourced, Inc. subsidiary effective November 30, 2005.  Additionally, Mr. Martin ceased serving on the board of directors and the board’s executive committee.  Further, Mr. Martin ceased serving as an employee, officer, director or committee member of any subsidiary of the Company on which he had served.

We agreed to pay to Mr. Martin an aggregate of $105,000 over a period of twelve months beginning December 15, 2005.  Additionally, we agreed to pay, in one lump sum, an amount representing all of the Company’s obligations for salary, sick and vacation pay due to Mr. Martin.  Also pursuant to this agreement, we agreed to amend the terms of certain vested options or warrants previously granted to Mr. Martin, which otherwise would have terminated within thirty days following the separation date, to provide that Mr. Martin may exercise such options or warrants during the period beginning January 1, 2006 and ending November 30, 2006.

Equity Compensation Plan Information

The following table presents certain information, as of December 31, 2005, with respect to compensation plans, including individual compensation arrangements, under which equity securities are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	0	0
Equity compensation plans not approved by security holders	5,686,916	$2.31	0
Total	5,686,916	$2.31	0

Certain Relationships and Related Transactions

On August 31, 2002, we sold the stock of Safe Environment Corporation of Indiana, hereinafter referred to as “SECO” and our interest in Acadian Builders, LLC to GMP, LLC.  John Giura, our former vice chairman and the holder of approximately 7.1% of our outstanding common stock owned 60% of

GMP at the time of the transaction.  As part of the sale, GMP agreed to pay us, among other things, certain contract payments referred to as the “GMP contract payments,” $175,000 in cash by November 30, 2002, plus $470,000 payable in the amount of $35,000 per quarter beginning on December 31, 2002.  The obligation to pay $470,000 was evidenced by a non-interest bearing promissory note maturing on December 31, 2005 and secured by a pledge by GMP of all of its common stock of SECO.  GMP subsequently defaulted on a portion of the GMP contract payments and on its obligation under the note.  GMP had made $125,000 of the GMP contract payments as of March 31, 2003.  As a result of Mr. Giura’s and SECO’s default of their obligations under the August 31, 2002 agreement, on March 31, 2003 we entered into a revised agreement with GMP, SECO and Mr. Giura.  Under this agreement: (1) GMP and SECO agreed to use their best efforts to cause an escrow agent not related to us, GMP or SECO to sign agreements to pay us $300,000 in funds that would otherwise become due and payable to SECO out of a certain escrow account established for a SECO construction project located in St. Ann, Missouri as soon as SECO becomes entitled to the proceeds; (2) GMP and SECO agreed to use their best efforts to cause certain parties not related to us, GMP or SECO to sign agreements pursuant to which an aggregate of up to $200,000 that would otherwise become due and payable to Acadian Builders, LLC would be paid to us from proceeds of sales from a housing development located in St. Charles, Missouri; (3) GMP agreed to pay the GMP contract payments by July 31, 2003; and (4) we agreed that if GMP and SECO fully performed GMP contract payments, and were not in default of any of certain other obligations to us, then we would reduce the principal of the note from $470,000 to $337,495.09.  The escrow account was funded and the escrow agent was given irrevocable instructions, which were acknowledged by the escrow agent, to pay us the $300,000 upon SECO becoming entitled to the proceeds.  GMP, SECO and Mr. Giura failed, however, to fully perform.  As of December 31, 2003, the remaining unpaid GMP contract payments totaled approximately $69,000 and GMP had failed to make any payments on its note.

As a result of the default on the revised agreement signed March 31, 2003, on August 31, 2004, we entered into an agreement with GMP, SECO and Mr. Giura. Mr. Jacobs, our chief executive officer also became a party to the agreement due to the proxy arrangement described below.  Under this agreement, Mr. Giura agreed: (a) to provide proof of payment of all amounts due in connection with the settlement of a lawsuit with The Greater St. Louis Construction Laborer’s Welfare Fund in which Mr. Giura and SECO were named as defendants and for which Mr. Giura agreed to indemnify us pursuant to an indemnification agreement dated as of October 22, 2003, between Mr. Giura and us; (b) to resign as our employee and director; (c) to indemnify and hold us harmless against all claims relating to SECO’s construction project in St. Ann, Missouri, which claims relate to disputes between SECO and the City of St. Ann with respect to the cost and performance of certain changes requested by the City of St. Ann to be made to the project by SECO; (d) to guarantee completion of the St. Ann project and payment to us of $300,000 from the St. Ann escrow account no later than April 19, 2005; (e) to cause Janet and Gerald Winter, the principal owners of Acadian Builders to deliver an instruction letter, acceptable to us and executed by all appropriate persons, directing the title company to disburse to us the profits resulting from the sale of so-called “Lot 1” located in the St. Charles, Missouri housing development; (f) to appoint Mr. Jacobs as Mr. Giura’s proxy, to exercise voting rights over the shares of our common stock held by Mr. Giura on any matter for which the shares may be voted, in Mr. Jacobs’ sole discretion; and (g) to waive and release all claims against us, except those provided for in the settlement agreement.

We agreed, subject to Mr. Giura fulfilling his obligations under the agreement: (i) to release the debt in the aggregate principal amount of $545,074.73 owed by GMP to us and to return the note in the amount of $470,000 marked “cancelled” which evidences a portion of the $545,074.73 aggregate debt;

(ii) to reimburse Mr. Giura in the amount of $690.00 per month for twelve months commencing September 1, 2004 and ending August 31, 2005 for medical insurance premiums; (iii) to pay Mr. Giura to serve as a consultant for a sixty month period commencing September 1, 2004 and ending August 31, 2009 for $8,333 per month, reduced to $4,166 per month in the event our common stock should close at $6.00 or higher for ten consecutive days during the sixty month period, the payment to be made regardless of the death or disability of Mr. Giura; (iv) to grant Mr. Giura a warrant, exercisable for three years, to purchase up to 150,000 shares of our common stock at an exercise price of $3.50 per share; and (v) upon Mr. Jacobs certifying that Mr. Giura has fully complied with his obligations under the settlement agreement, to deliver to Mr. Giura a warrant, exercisable for three years, to purchase up to 150,000 shares of our common stock at an exercise price of $4.50 per share.

Mr. Giura, GMP and SECO failed to deliver a fully-executed copy of the instruction letter required by (e) above, and also failed to make the payment by April 19, 2005 required by (d) above.  We believe we will still ultimately be paid $300,000 either from the St. Ann’s escrow account as soon as SECO becomes entitled to proceeds of the St. Ann’s escrow account or pursuant to Mr. Giura’s payment guaranty referred to in (d) above.  We also expect to recover $200,000 from the sale of lots at the St. Charles development.  Because of the defaults described above, we have ceased paying Mr. Giura the consulting payments described above, are no longer reimbursing him for the insurance premiums and are no longer obligated to grant him the warrants described above.

We, along with our subsidiary WebSourced, borrowed monies from the Roberti Jacobs Family Trust, which owns approximately 14.4% of our outstanding common stock.  The trust is irrevocable.  The trustee of the trust is the mother-in-law of Gerard M. Jacobs, our chief executive officer.  Mr. Jacobs is neither a trustee nor a beneficiary of the Roberti Jacobs Family Trust, however, his children are beneficiaries of the trust.  Mr.  Jacobs has disclaimed any beneficial ownership of any of the securities owned by the Roberti Jacobs Family Trust.  All of the loans were repaid during the year ended December 31, 2004.  A schedule setting forth the original principal amount and interest rate of each loan is set forth below.

Lender	Borrower	Date of Loan	Original Principal Amount	Repayment Terms
Roberti Jacobs Family Trust	CGI Holding Corporation	12/15/02	$250,000	13% interest, payable upon demand (1)

Roberti Jacobs Family Trust	CGI Holding Corporation	11/15/03	$170,000	13% interest, payable upon demand (2)

Roberti Jacobs Family Trust	CGI Holding Corporation	11/05/03	$200,000	18% interest, payable upon demand

Roberti Jacobs Family Trust	CGI Holding Corporation	11/20/03	$90,000	15% interest, due 6/30/2004 (3)

(1)                                  In connection with this loan, we granted the trust warrants, exercisable for 10 years, to purchase 1,000,000 shares of our common stock at $0.10 per share, the trading price of our shares on the date the terms of the loan were agreed to by the parties.

(2)                                  In connection with this loan, we granted the trust warrants, exercisable for 10 years, to purchase 680,000 shares of our common stock at $0.10 per share, the trading price of our shares on the date the terms of the loan were agreed to by the parties.

(3)                                  In connection with this loan, we granted the trust warrants, exercisable for 10 years, to purchase 40,000 shares of our common stock at $0.50 per share, the trading price of our shares on the date of the terms of the loan were agreed to by the parties.

As part of our acquisition of WebCapades, Inc. on August 19, 2004, we issued notes payable totaling $1.2 million to the former shareholders of WebCapades.  These notes are being repaid in level monthly installments over twenty-four months without interest.  The former shareholders of WebCapades were also issued shares of our common stock as part of the acquisition, and Scott Mitchell, a former WebCapades shareholder, is currently our president and the president of our Cherish, Inc. subsidiary.

On December 6, 2004, we completed a private placement of 4.3 million units at $3.50 per unit to a group of accredited investors.  Each unit consists of one share of common stock and one warrant to purchase 0.55 shares of common stock, exercisable until the earlier of (1) November 30, 2007; and (2) thirty calendar days after the date upon which the closing price of our common stock has been trading at $8.00 or more per share for twenty consecutive days, exercisable at $4.12 per share.  We realized gross proceeds of $15,050,000 from this offering.  We anticipate using the proceeds for general corporate purposes, including to pay any cash portion of the purchase price of acquired entities.  We paid T. Benjamin Jennings, our chairman, $275,000 and granted him warrants, to purchase 75,000 shares of common stock on the same terms and conditions as the warrants described above, for his efforts in this financing and in connection with negotiating certain potential acquisitions.  We may also pay Mr. Jennings consulting payments in the future.  In particular, our board has authorized us to pay, in the discretion of Mr. Jacobs, our chief executive officer, up to $10,000 per month for services to be rendered by Mr. Jennings.

Jeffrey S. Martin, the brother of S. Patrick Martin, was employed by WebSourced until November 30, 2005.  During 2004 and through his termination in 2005, we paid Mr. Jeffrey Martin a salary of $147,652 and $144,008, respectively.

PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Our independent accountant is selected by the Audit Committee.  On September 29, 2004, the audit committee appointed Blackman Kallick Bartelstein, LLP (“BKB”) as our independent accountant to replace Poulos & Bayer, Chicago, Illinois.  This selection was made after a lengthy qualification and proposal process among several qualified candidates.  Although not required by law or otherwise, this proposal is put before the stockholders because the board believes that it is a good corporate practice to seek stockholder approval of the selection of the independent accountant.

We anticipate that a representative of BKB will attend the meeting and, if present, this representative will have the opportunity to make a statement if he or she desires to do so.  We also anticipate that this representative will be available to respond to appropriate questions from stockholders.  If the appointment of BKB is not approved, the audit committee will investigate the reasons for rejection and reconsider the appointment.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Our chief financial officer, Jody Brown, was formerly a partner with Poulos & Bayer, Chicago, Illinois, our previous independent registered public accountants, until August 2004.  On August 30, 2004, we received written notification that due to this hiring, in accordance with Section 10A of the Exchange Act, by Section 206 of the Sarbanes-Oxley Act of 2002, Poulos & Bayer had withdrawn from serving as the Company’s independent registered public accountants for one year.  Because the action was initiated by Poulos & Bayer, no action was required or taken by our board of directors.

For the period that Poulos & Bayer served as our independent registered public accountants, their reports did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  Also, there were no disagreements between us and Poulos & Bayer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which would have caused it to make reference to the subject matter of the disagreement in connection with its reports.  We provided Poulos & Bayer with a copy of our disclosure on September 8, 2004.  Poulos & Bayer provided us and the Securities and Exchange Commission with a letter, dated September 8, 2004, which stated that Poulos & Bayer agreed with our disclosures.  On September 29, 2004, our audit committee engaged BKB to serve as our new independent registered public accountants.

Fees to Independent Registered Public Accountants

The following presents fees billed by BKB and Poulos & Bayer for professional services rendered during each of the fiscal years ended December 31, 2005, 2004 and 2003, respectively, for the audit of our annual financial statements and review of financial statements included in our quarterly reports, audit-related services, and tax services rendered by BKB and Poulos & Bayer, respectively.

	Fiscal year ended December 31,
Description	2005	2004		2003
	$	$		$
Audit Fees	618,738	44,154		37,758
Audit-related fees	437,238	126,795	*	1,200
Tax fees	40,171	1,503		2,598
All other fees	0	0		0

* includes $75,778 of audit-related fees paid to Poulos & Bayer during 2004.

Approval of Services and Fees

Our audit committee has reviewed and approved all of the fees charged by BKB, and actively monitors the relationship between audit and non-audit services provided by BKB.  The audit committee concluded that all services rendered during the years ended December 31, 2003, 2004 and 2005, by BKB and Poulos & Bayer, respectively, were consistent with maintaining their respective independence.  As a matter of policy, the Company will not engage its primary independent registered public accountants for non-audit services other than “audit-related services,” as defined by the SEC, certain tax services, and other permissible non-audit services as specifically approved by the chairperson of the audit committee and presented to the full committee at its next regular meeting.  The policy also includes limits on hiring partners of, and other professionals employed by, BKB to ensure that the SEC’s auditor independence rules are satisfied.

Under the policy, the audit committee must pre-approve all services provided by the Company’s independent registered public accountants and the fees charged for these services including an annual review of audit fees, audit-related fees, tax fees and other fees with specific dollar value limits for each category of service.  During the year, the committee will periodically monitor the levels of fees charged by BKB and compare these fees to the amounts previously approved.  The audit committee will also consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.  Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the chairperson of the audit committee for approval.

RECOMMENDATION OF THE BOARD:  The board recommends that you vote “FOR” the appointment of BKB as independent registered public accountants.

PROPOSAL NO. 3 – APPROVAL OF 2005 LONG-TERM INCENTIVE PLAN

The board recommends that you vote to approve our 2005 Long-Term Incentive Plan (which we refer to as the 2005 Plan).  The 2005 Plan would govern grants of equity-based awards to our officers, employees (including persons employed by our subsidiaries) and directors.  Based upon the recommendation of the board’s compensation committee (the “Compensation Committee” herein), the board has unanimously approved the 2005 Plan, subject to your approval at the annual meeting.  The board believes that by allowing us to offer long-term, “performance-based compensation” through the 2005 Plan, we will promote the following key objectives:

•                                          aligning the interest of our officers, directors and employees with those of the stockholders through increased ownership of the Company; and

•                                          attracting, motivating and retaining experienced and highly qualified employees who will contribute to our financial success.

All of our officers, employees and directors are eligible to receive awards under the 2005 Plan.  The Compensation Committee has the sole discretion to designate participants under the 2005 Plan.  The 2005 Plan is an “omnibus” stock plan permitting the grant of stock options, restricted stock and other stock-based awards.

The 2005 Plan is designed to meet the requirements for deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended referred to herein as the “Code.”  To satisfy the requirements of Section 162(m), the 2005 Plan provides limits on the number and type of shares that any one participant may receive during any calendar year period.

We will not be permitted to reprice options under the 2005 Plan.  We will also not be permitted to grant discounted options or stock options with reload features.  The 2005 Plan also does not contain an “evergreen” provision to automatically increase the number of shares issuable under the 2005 Plan.

The following is a summary of the 2005 Plan.  The full text of the 2005 Plan is attached as Annex C to this proxy statement, and the following summary is qualified in its entirety by reference to this Annex.

Plan Administration

The Compensation Committee will have full authority to administer the 2005 Plan including determining recipients of awards and the amount and type of awards.  The Compensation Committee will have the discretionary authority to interpret the 2005 Plan, to amend, waive or extend any provision or unit of any award, to approve the forms of agreement for use under the 2005 Plan and to otherwise supervise the administration of the 2005 Plan.

Limits on Plan Awards

The board has reserved a maximum of 10,000,000 shares of common stock for issuance under the 2005 Plan.  A participant may receive multiple awards under the 2005 Plan; provided that no participant may be granted awards exceeding a maximum of 400,000 shares of common stock during any calendar year.

Shares delivered under the 2005 Plan will be authorized but unissued shares of our common stock, par value $0.001 per share.  To the extent that any award payable in shares is forfeited or an award otherwise terminates or expires without the issuance of shares, the shares covered thereby may again be made subject to awards under the 2005 Plan unless the participant who had been awarded those shares had already received dividends or other benefits of ownership with respect to those shares, but will be counted against that calendar year’s limit with respect to a given participant.

Eligibility and Participation

The Compensation Committee has the sole discretion to designate participants under the 2005 Plan.  Awards may be granted under the Plan to our employees and employees of our direct or indirect subsidiaries, and to any director, consultant, agent, individual, company, advisor or independent contractor who renders bona fide services to us or any of our direct or indirect subsidiaries that (i) is not in connection with the offer and sale of our securities in a capital raising transaction and (ii) does not directly or indirectly promote or maintain a market for our securities.  We will only grant incentive stock options to our employees including employees of any of our indirect or direct subsidiaries.

Types of Plan Awards

The Compensation Committee may grant the following types of awards under the 2005 Plan.

Stock Options.  Options to purchase shares of our common stock may be granted alone or in connection with other awards under the 2005 Plan.  Options granted under the 2005 Plan may be either nonqualified stock options or incentive stock options qualifying under Section 422 of the Code.  The exercise price of any stock option granted under the 2005 Plan may not be less than the fair market value of the shares of common stock at the date of grant.  Further, in the event that an employee would otherwise be ineligible to receive an incentive stock option by reason of Code Sections 422(b)(6) or 424(d), the price of the shares intended to be incentive stock options may not be less than 110% of the fair market value of the shares of common stock at the date of grant.  The exercise price is payable in cash or by certified check, in certain cases in shares of our common stock, or as otherwise permitted by the Compensation Committee.

The Compensation Committee will determine the terms of each option at the time of the grant.  Generally, the Compensation Committee has discretion to provide for an exercise term of up to ten years or, with respect to an incentive stock option, five years in the case of a participant who on the date of grant owns more than 10% of our outstanding voting stock.  The Compensation Committee may specify at or after the date of grant the time or times at which, and in what proportions, an option becomes vested and exercisable.  Generally, options may be exercised commencing on or after the date of grant and ending on the expiration or termination of the option.  Vesting may be based on the continued service of the participant for specified time periods or on the company attaining specified performance goals or both.

If the participant is not vested as to his or her entire option at the time the participant terminates employment or is terminated as an employee, the unvested portion of the option will revert to the plan.  If, after termination, the participant does not exercise his or her option within the time specified in the relevant agreement governing the option, the option will terminate and the shares will revert to the plan.

Restricted Stock.  The Compensation Committee may also grant awards of common stock subject to restrictions.  Awards of common stock granted under the 2005 Plan may be granted alone or in connection with other awards under the 2005 Plan.  Restricted stock represents shares of common stock that are issued subject to restrictions on transfer and vesting requirements.  Vesting requirements may be based on the continued service of the participant for specified time periods or on the company or the person, or both, attaining specified performance goals.  Dividends or other distributions may be paid on shares of restricted stock.  Recipients of restricted stock may have the same rights as our stockholders, including all voting and dividend rights.

Other Stock-Based Awards.  The Compensation Committee may grant other awards valued by reference to, or otherwise based on, shares of our common stock or on the fair market value thereof and subject to any terms and conditions determined by the Compensation Committee.  The awards may be granted alone or in tandem with other awards under the 2005 Plan.

Section 162(m) Awards

Awards of stock options granted under the 2005 Plan will automatically qualify for the “performance-based compensation” exception under Section 162(m) of the Code pursuant to their expected terms.  Under Section 162(m), the terms of the award must state an objective formula or standard, the method of computing the amount of compensation payable under the award, and must preclude discretion to increase the amount of compensation payable under the award although the Compensation Committee has the discretion to decrease the amount of compensation payable.

Effect of Change in Control

Awards under the 2005 Plan are generally subject to special provisions upon the occurrence of a “change in control” transaction, as defined in the 2005 Plan.  Under the 2005 Plan, in the event a participant is terminated “without cause” (as that term is defined in the agreement governing the award to the participant) during the one year period following a “change in control,” then: (i) any and all options granted thereunder which would vest with the passage of time were the participant to continue as an employee for the applicable period and the “current year’s percentage” (as hereinafter defined) of any options which are tied to performance standards that could possibly be achieved during the calendar year in which the participant’s employment has been terminated, will be deemed to vest in full and become immediately exercisable, and will remain exercisable throughout their entire term; (ii) any restrictions imposed on restricted shares of common stock will lapse with respect to restricted shares which would vest with the passage of time were the participant to continue as an employee for the applicable period and the “current year’s percentage” of any restricted shares which are tied to performance standards that could possibly be achieved during the calendar year in which the participant’s employment has been terminated will be deemed earned; and (iii) the maximum payout opportunities attainable under all other stock-based awards which would vest with the passage of time were the participant to continue as an employee for the applicable period will be deemed to be vested in full and the “current year’s percentage” will be deemed to have been fully earned for the calendar year in which the participant’s employment has been terminated.  Any of the awards vesting or exercised by virtue of a change in control will be paid in cash or in the sole discretion of the Compensation Committee in shares to the participant within thirty (30) days following the effective date of the termination of employment.  Any shares issued in respect of these awards shall be valued at the fair market value as of the effective date of the termination of employment without cause.

The “current year’s percentage” means that percentage of the performance-based award that would have been satisfied for the calendar year in question based upon the product of (i) the percentage of calendar quarters completed for the year in which the employee is terminated without cause, multiplied by (ii) the performance-based award that the employee would have earned had the entire four calendar quarters of our performance and the employee’s performance for the year equaled the average quarterly performance for all calendar quarters completed prior to termination of the employee’s employment for the year in question.

Adjustments for Corporate Changes

In the event of a recapitalization, reclassification, stock split, combination, exchange, dividend or other distributions payable in capital stock, or other change in our corporate structure, we will adjust the number, kind and, with respect to options, the exercise price of, shares available for grant.

Term, Amendment and Termination

The Compensation Committee may, from time to time, amend or terminate the 2005 Plan.  No amendment or modification of the 2005 Plan will adversely affect any outstanding award previously granted.

Plan Benefits

Future benefits under the 2005 Plan are not currently determinable.

U.S. Tax Treatment of Awards

Incentive Stock Options

An incentive stock option results in no taxable income to the optionee or a deduction to us at the time it is granted or exercised.  However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee.  If the optionee holds the stock received as a result of an exercise for the longer of two years from the date of grant or one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain.  If the shares are disposed of during this period, however, (i.e., a “disqualifying disposition”) then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price).  The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain.  In such case, we will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation.  The optionee’s basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options

A non-qualified stock option results in no taxable income to the optionee or deduction to us at the time it is granted.  An optionee exercising such an option will at that time realize taxable compensation in the amount of the difference between the option price and the then market value of the shares.  Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.

The optionee’s basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise.  Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term capital gain (or loss), depending upon the holding period of the shares.

Other Awards

Recipients of restricted stock are generally subject to ordinary income tax at the time the restrictions lapse on the shares, unless the recipient elects to accelerate recognition as of the date of grant.  Recipients of unrestricted stock awards are generally subject to ordinary income tax at the time of grant.  In each of the foregoing cases, we will generally be entitled to a corresponding tax deduction at the same time the participant recognizes ordinary income.

Section 162(m)

Compensation of persons who are our “covered employees” is subject to the tax deduction limits of Section 162(m) of the Code.  Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thus allowing us the full federal tax deduction otherwise permitted for this compensation.  If approved by our stockholders, the 2005 Plan will enable the Compensation Committee to grant awards that will be exempt from the deduction limits of Section 162(m).

Tax Treatment of Awards to Non-Employee Directors and to Employees Outside the United States

The grant exercise of options and awards under the 2005 Plan to non-employee Directors and to employees outside the United States may be taxed on a different basis.

RECOMMENDATION OF THE BOARD:  The board recommends that you vote “FOR” the proposal to approve the 2005 Long-Term Incentive Plan.

PROPOSAL NO. 4 – AMENDMENT TO THE ARTICLES

Our board adopted a resolution to amend, and to recommend our stockholders to approve, Article IV of our Articles of Incorporation, referred to herein as the “Articles,” in order to increase the number of shares of common stock authorized for issuance from 100,000,000 shares to 200,000,000 shares.

To effect this change, the total number of shares of stock authorized in our Articles would increase from 105,000,000 shares to 205,000,000 shares, because in addition to our common stock we are currently authorized to issue up to 5,000,000 shares of preferred stock.  We are not proposing any change to the authorized number of shares of preferred stock.  The full text of the first sentence of Article IV(A) of the Articles as proposed to be amended by this proposal would be as follows:

A.  Common Stock.  The aggregate number of shares of common stock which the Corporation shall have authority to issue is 200,000,000 shares at a par value of $.001 per share.

Nevada law and the Articles require us to obtain approval from our stockholders to amend our Articles to increase the number of shares of authorized stock.

Reasons for and General Effect of the Proposed Amendment

As of February 1, 2006, we had a total of 41,402,656 shares of common stock outstanding and 12,144,246 additional shares of common stock reserved for issuance pursuant to existing option and warrant issuances.  As a result, as of February 1, 2006, we had 46,453,098 shares of common stock available for future issuance in excess of the outstanding common stock and shares of common stock reserved under existing stock plans.

Our board believes that it is important to have available for issuance a number of authorized shares of common stock to meet our future corporate needs.  If our stockholders approve the proposed amendment to our Articles, the additional authorized shares would give our board the flexibility to issue stock in the future for any proper corporate purpose, including future stock splits, future acquisitions, capital-raising transactions consisting of either equity or convertible debt, stock dividends or issuances under any current and future stock plans.  The shares would be issuable at the discretion of our board, without further action needed by our stockholders except as may be required for a particular transaction by applicable law or regulatory agencies or by the rules of the American Stock Exchange.  The board believes that the additional shares will provide us with needed flexibility to issue shares in the future without the potential expense and delay incident to obtaining stockholder approval for a particular issuance.  Except to the extent of our existing obligations on the date of mailing this proxy statement, we do not currently have any plans, understandings or agreements for the issuance or use of the additional shares of common stock to be approved under this proposal.

Certain Effects of the Proposed Amendment

The proposed amendment to our Articles to increase the number of shares of authorized common stock would not affect the rights of existing holders of common stock except to the extent that future issuances of common stock would reduce each existing stockholder’s proportionate ownership.  Holders of existing common stock do not have any preemptive rights to subscribe for the purchase of any shares of common stock, which means that you would not have a prior right to purchase any new issue of common stock in order to maintain your proportionate ownership.

The issuance of additional shares of common stock could make it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of us.  We are not aware of any attempts on the part of a third party to effect a change of control, and the amendment has not been proposed to prevent a change of control.

If the holders of common stock approve this proposal, we will file the amended Articles, the Amended and Restated Articles of Incorporation, with the Secretary of State of Nevada (the “Secretary”) and the amendment and restatement of our Articles as described above will be effective upon the acceptance of the of Amended and Restated Articles of Incorporation by the Secretary.

RECOMMENDATION OF THE BOARD:  The board recommends that you vote “FOR” the amendment to our Articles of Incorporation in order to increase the number of shares of common stock authorized for issuance as described herein.

PROPOSAL NO. 5 – AMENDMENT TO THE ARTICLES

Our board adopted a resolution to amend, and to recommend our stockholders to approve, Article I of our Articles of Incorporation, referred to herein as the “Articles,” in order to change the name of the Company from CGI Holding Corporation to Think Partnership Inc.

We are changing the Company’s name from CGI Holding Corporation to Think Partnership Inc. in connection with the listing of our common stock on the American Stock Exchange (“AMEX”).  On March 3, 2005, AMEX listed our common stock under the ticker symbol “THK.”  We are now proposing to change our corporate name accordingly.  We also believe that the name Think Partnership Inc. better expresses our corporate vision of a collaborative partnership of entrepreneur-driven companies with expertise in online marketing advertising and communications.  The full text of the new Article I, as proposed to be amended would be as follows:

Article I.  The name of the corporation is Think Partnership Inc.

If the holders of common stock approve this proposal, we will file the amended Articles, the Amended and Restated Articles of Incorporation, with the Secretary of State of Nevada (the “Secretary”) and the amendment and restatement of our Articles as described above will be effective upon the acceptance of the of Amended and Restated Articles of Incorporation by the Secretary.

RECOMMENDATION OF THE BOARD:  The board recommends that you vote “FOR” this amendment to our Articles of Incorporation to change our corporate name to Think Partnership Inc.

STOCKHOLDER PROPOSALS

We have not received any stockholder proposals for inclusion in this year’s proxy statement.  Because we were unable to hold an annual stockholder meeting during 2005, the annual meeting described herein constitutes our 2005 annual stockholder meeting.  We expect to hold our 2006 annual stockholder meeting later on during calendar year 2006.  As such, if a stockholder wishes to present a proposal to be included in the proxy statement for the 2006 annual stockholder meeting, the proposal must be submitted in writing and received by our secretary at our offices within a reasonable time prior to the filing of the proxy statement for the 2006 annual stockholder meeting, addressed as follows:  CGI Holding Corporation, 5 Revere Drive, Suite 510, Northbrook, Illinois 60062.

ANNUAL REPORT ON FORM 10-KSB

Our 2004 Annual Report on Form 10-KSB, as amended, including financial statements for the years ended December 31, 2004 and 2003, accompanies this proxy statement.  If requested, we will provide you copies of any exhibits to the Form 10-KSB upon the payment of a fee covering our reasonable expenses in furnishing the exhibits.  You can request exhibits to our Form 10-KSB by writing us at 5 Revere Drive, Suite 510, Northbrook, Illinois 60062, attention: Corporate Secretary.

YOUR VOTE IS IMPORTANT.  THE PROMPT RETURN OF
PROXIES WILL SAVE US THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES.  PLEASE
PROMPTLY MARK, SIGN, DATE AND RETURN THE
ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

CGI HOLDING CORPORATION
5 Revere Drive, Suite 510
Northbrook, Illinois 60062
This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Gerard M. Jacobs and Jody Brown, and each of them as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote all the Common Stock of CGI Holding Corporation held of record by the undersigned at the close of business on May 6, 2005, at the Annual Meeting of Stockholders when convened on June 17, 2005 and at any postponements or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS SET FORTH HEREIN. In the event that any other matter may properly come before the Annual Meeting, or any postponements or adjournments thereof, the Proxies are authorized, in their discretion, to vote on the matter.

PLEASE MARK VOTES AS IN THIS EXAMPLE ☒

1.	Elect the following seven individuals to serve as directors, including four independent directors, until the next annual meeting of Stockholders or otherwise as provided in our governing documents.	For	Withhold All	For All Except
☐	☐	☐

(01)	Gerard M. Jacobs	(02)	T. Benjamin Jennings	(03)	James N. Held	(07) Patrick Walsh
(04)	Xavier Hermosillo	(05)	S. Patrick Martin	(06)	Vincent J. Mesolella

INSTRUCTION: To withhold authority to vote for any nominee(s) mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

FOR	AGAINST	ABSTAIN

2.	Approve the 2005 Long Term Incentive Plan.	☐	☐	☐

3.	Approve amendments to Article IV of our Articles of Incorporation to increase the	FOR	AGAINST	ABSTAIN
number of shares of common stock authorized for issuance from 100 million shares
to 200 million shares.	☐	☐	☐

FOR	AGAINST	ABSTAIN
4.	Approve amendments to Article I of our Articles of Incorporation to change our name to Think Partnership Inc.	☐	☐	☐

Signature of Stockholder	Dated:

Signature, if held jointly	Dated:

Signature, if held jointly	Dated:

Signature, if held jointly	Dated:

Signature, if held jointly	Dated:

Please sign exactly as your name or names appear above. For joint accounts, each owner should sign.  When signing as executor, administrator, attorney, trustee, guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person.  Please sign, date and return this proxy card promptly using the enclosed envelope.

ANNEX A

CHARTER OF THE NOMINATING COMMITTEE
OF CGI HOLDING CORPORATION

Purpose

The purpose of the Nominating Committee (the “Committee”) of the board of directors of CGI Holding Corporation (the “Company”) is to recommend individuals to the board for nomination as members of the board and its committees and to develop and recommend to the board a set of corporate governance guidelines.  The Committee shall report to the board on a regular basis but not less than once a year.

Membership

The Committee shall be composed of at least three directors, all of whom must be “independent” under the listing standards of the American Stock Exchange as well as any other applicable laws, rules and regulations governing independence, as determined from time to time by the Company’s board of directors.  The Committee members and the Committee Chairperson shall be appointed by the board.  Members shall serve at the pleasure of the board and for such terms or terms as the board may determine.

Meetings

The Committee must meet in person or telephonically as often as it determines is necessary or appropriate, but not less frequently than annually.  The Committee may request that any directors or members of management of the Company attend any meeting of the Committee to provide any information requested by the Committee.  The Committee shall keep written minutes of its meetings and maintain the minutes in the books and records of the Company.

Purpose and Responsibilities

The Committee will have the following purpose and responsibilities:

1.                                       identify individuals qualified to become board members, consistent with criteria approved by the board;

2.                                       recommend that the board select, the director nominees for the next annual meeting of stockholders;

3.                                       develop and recommend for the board, a set of corporate governance principles applicable to the Company;

4.                                       oversee the evaluation of the board and management; and

5.                                       conduct an annual performance evaluation of the committee.

A-1

Performance Evaluation

The Committee may produce and provide the board with an annual performance evaluation of the Committee.  In conducting its evaluation, the Committee shall compare the performance of the Committee with the requirements of this Charter and set forth the goals and objectives of the Committee for the upcoming year.  The performance evaluation shall also recommend any improvements to this Charter deemed necessary or desirable.  The performance evaluation by the Committee may be conducted in any manner deemed appropriate by the Committee.  The report to the board may take the form of an oral report by the Chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

Delegation to Subcommittee

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, provided that the decision of the subcommittees shall be presented to the full Committee at its next meeting.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, and may retain, at the Company’s expense, such independent counsel or other consultants as it deems necessary.  The Committee shall have the sole authority to select and retain any consultants or search firms, to terminate any consultants or search firms retained by it, and to approve the consultants or search firms’ fees and any other terms of the engagement.

A-2

ANNEX B

CGI HOLDING CORPORATION
Audit Committee Charter

Purpose

The Audit Committee (the “Committee”) is a committee of the Board (the “Board”) of Directors (the “Directors” or individually a “Director”) of CGI Holding Corporation (“CGI”).  The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board have established, and the audit process.

Organization, Membership and Meetings

The Committee shall be comprised of at least two Directors who qualify as independent directors under rules of the American Stock Exchange.  Members of the Committee, including the Chairman of the Committee, shall be appointed annually by the Board and should have a basic understanding of finance and accounting and be able to read and understand financial statements.  If required by applicable law, at least one member of the Committee shall have accounting or related financial management expertise. Members of the Committee may be replaced by the Board at any time, but shall otherwise serve until a successor has been named.  The Committee shall meet at least once a year, with the authority to convene additional meetings, as circumstances require. The Committee may invite members of management, independent auditors, legal counsel or others to attend meetings and to provide relevant information.  The Committee may include non- Committee Board members at its meetings, and shall hold, when deemed necessary or appropriate by the Committee, an executive session of the meeting at which only independent Directors are present.  The Committee shall consider meeting in separate session(s) with CGI’s independent auditor and/or management to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.  The Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Committee.  The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the corporate records of CGI.

Committee Authority and Responsibilities

To fulfill its responsibilities and duties hereunder, the Committee shall:

Review and update its charter annually for approval by the Board and publish the same as required by applicable law;

Be directly and solely responsible for the oversight, engagement and termination of any independent auditor of CGI for the purpose of preparing or issuing and audit report or related work.  Each independent auditor shall report directly to the Committee;

Approve in advance the engagement of the independent auditor for all audit services and non-audit services, and approve the fees and other terms of any such engagement;

Confirm and monitor the independence of the independent auditor.  On an annual basis, or more often if deemed necessary, receive from the independent auditor the letter required by the Independence Standards Board Statement No. 1, as amended, and discuss with the independent auditor all significant relationships they have with CGI that could impair the auditor’s independence;

Establish polices for the hiring of employees or former employees of the independent auditor, taking into consideration the impact of such polices on auditor independence;

Review and approve the annual audit plan, including staffing, prior to the audit;

Review with management and the independent auditor at the completion of the annual audit:

The results of the independent auditor’s audit of the financial statements and related footnotes;

Other matters related to the conduct of the audit which are to be communicated to the Committee under either generally accepted auditing standards including Statement of Auditing Standards No. 61, as amended, or relevant regulatory requirements;

Consider and review with the independent auditor the adequacy and effectiveness of internal controls over the financial reporting process;

Prepare an annual report to shareholders as required by the Securities and Exchange Commission;

Consider and review with management significant findings, along with management’s response and follow-up on previous audit recommendations regarding compliance with Board approved risk management polices and procedures;

Inquire of management and the independent auditor about significant risks or exposures, and assess the steps taken to appropriately manage such risks;

Review material legal and regulatory matters that could have a significant impact on CGI’s financial statements;

Periodically review and update CGI’s Code of Ethics, review the results of monitoring for compliance by management, and provide for and review prompt disclosure to the public of any change in, or waiver of such Code of Ethics;

Report Committee actions to the Board with such recommendations as the Committee may deem appropriate;

Have the power and authority to investigate any matters within the Committee’s scope of responsibilities;

Have the power and authority to retain independent counsel, accountants, advisors or others to assist it in the performance of its duties or responsibilities, or in the conduct of any investigation, and to pay any and all fees and expenses of such advisors and experts deemed necessary by the Committee.  The fees and expenses of the advisors and experts shall be paid by CGI;

Review its own performance, at least annually, for purposes of self-evaluation and encourage the continuing improvement of the Committee in the performance of its duties and responsibilities; and

Perform such other activities consistent with this Charter, CGI’s Bylaws and governing law, and as the Board or Committee deems necessary or appropriate.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that CGI’ s financial statements are complete and accurate and are in accordance with accounting principles accepted in the United States of America. This is the responsibility of management.

ANNEX C

CGI HOLDING CORPORATION
2005 LONG-TERM INCENTIVE Plan

CGI HOLDING CORPORATION, a Nevada corporation (the “Company”), sets forth herein the terms of the CGI Holding Corporation 2005 Long-Term Incentive Plan (the “Plan”) as follows:

1.                                       Purpose.

The purpose of the Plan is to aid the Company and its subsidiaries in recruiting and retaining persons as directors, officers, employees, agents, consultants or advisors and to motivate these persons and other persons permitted to participate in the plan to exert their best efforts on behalf of the Company and its subsidiaries by providing incentives through the grant of stock-based incentive awards.  The Company expects that it will benefit from the stock ownership opportunities provided to the participants by aligning participants’ interest in the Company’s success with that of other shareholders.  The Plan will allow eligible participants to acquire shares of the Company’s common stock, $0.001 par value (“Shares”) either directly through the grant of shares which are restricted and subject to risk of forfeiture (“Restricted Shares”) or through the grant of options to purchase Shares (“Options”).  Options granted under the Plan may be nonqualified stock options or may be “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”), or the corresponding provision of any subsequently enacted tax statute.  The Plan shall also permit the grant of other stock-based awards (“Other Stock-Based Awards” – together with awards of Restricted Shares or Options, hereinafter at times collectively referred to as “Awards” and individually referred to as an “Award;” the grantee of an Award is hereinafter referred to individually as a “Participant” and collectively as the “Participants”).  Eligibility for Awards may be based on the criteria the Board (as defined below), or any committee thereof, deems appropriate, which may be tied to performance standards and vesting standards requiring continued performance of services to the Company.  References to a committee of the Board herein shall mean a committee vested by the Board with authority to administer the Plan.

2.                                       Administration.

2.1                                 Board or Committee.

The Plan shall be administered by the board of directors of the Company (the “Board”) or any committee of the Board; provided that if the Company’s securities are listed on a national securities exchange or included for quotation on the Nasdaq National Market System, the Plan shall be administered by a committee of directors who are “independent” under the applicable rules of the exchange or Nasdaq.

2.2                                 Action by Board or Committee.

The Board, or any committee thereof, shall have power and authority to administer the Plan and to take all actions and to make all determinations required or permitted under the Plan with respect to any Award granted hereunder consistent with the articles of incorporation and by-laws of the Company and applicable law.  These powers shall include, but not be limited to, the power to interpret the Plan and to amend, waive or extend any provision or limit of any Award, and to approve the forms of agreement for use under the Plan.  The interpretation and construction by the Board, or any committee thereof, of any provision of the Plan and any Award granted hereunder shall be final and conclusive.

2.3                                 No Liability.

No member of the Board, or any committee thereof, shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan.

2.4                                 Tax Withholding.

The Company may withhold or require payment from the Participant of any amount the Company may determine to be necessary to withhold for federal, state, local, non-U.S. income, payroll or other taxes as a result of the exercise, grant or vesting of an Award.  Unless otherwise specified, the Participant may elect to pay a portion or all of the withholding taxes by:  (i) delivery in Shares; (ii) having the Company withhold Shares with a Fair Market Value or cash equal to the amount of the taxes that would have otherwise been payable by the Participant; or (iii) paying cash.

2.5                                 Nontransferability of Awards/Beneficiaries.

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent a Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death.  During a Participant’s lifetime, an Award may be exercised only by the Participant or permitted transferee of the Award.  Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code or any successor thereto, the Board, or any committee thereof, in its or their sole discretion, may permit a Participant to assign or transfer an Award; provided, however, that any Award assigned or transferred shall be subject to all the terms and conditions of the Plan and the agreement evidencing the Award.

A Participant may designate a beneficiary to succeed to the Participant’s Awards under the Plan in the event of the Participant’s death.  Upon the death of the Participant, the beneficiary shall succeed to the rights of the Participant to the extent permitted by law and the terms of this Plan and any agreement applicable to the Award.  In the absence of a validly designated beneficiary who is living at the time of the Participant’s death, the Participant’s executor or administrator of the Participant’s estate shall succeed to any Award granted the Participant and the Award shall be transferable by will or pursuant to laws of descent and distribution.

3.                                       Common Stock Covered by the Plan.

The number of Shares with respect to Awards which may be granted under the Plan shall not exceed Ten Million (10,000,000), subject to adjustment as provided in Section 12.  The number of Shares with respect to which Awards may be granted to a participant during any calendar year shall not exceed Four Hundred Thousand (400,000), subject to adjustment as provided in Section 12.  The Shares to be issued as Restricted Shares or upon exercise of Options may be authorized, but unissued, Shares.

If any Option expires, terminates or is terminated for any reason prior to exercise in full, or any Restricted Shares are forfeited, or any Other Stock-Based Award is terminated or forfeited, the Shares that were subject to the unexercised portion of the Option or the Restricted Shares or Other Stock-Based Awards that are forfeited or terminated (collectively, “Lapsed Shares”), as the case may be, shall be available immediately for future grants of Awards under the Plan, but will be counted against that calendar year’s limit for a given Participant.  To the extent any Award is exercised in whole or part through a cashless exercise pursuant to Section 6.8(c) hereof, that portion of the Award used to fund the cashless exercise shall not be available for future issuance pursuant to this Plan.

4.                                       Eligibility.

Awards may be granted under the Plan to any employee of the Company or any direct or indirect subsidiary thereof, and to any director, consultant, agent, individual, company, advisor or independent contractor who renders bona fide services to the Company or any direct or indirect subsidiary that (i) is not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.  Except where the context otherwise requires, references in this Plan to “employment” and related terms shall apply to services in any capacity.  Persons who have been granted Options are referred to as “Optionees.” A person may hold more than one Option, subject to the restrictions as are provided herein, and may also hold more than one grant of Restricted Shares of Other Stock-Based Awards.  All references to an “employee” of the Company shall include employees of any direct or indirect subsidiary of the Company, 50% or more of which is beneficially owned by the Company.

The Board, or any committee thereof, may also grant Awards in substitution for options or other equity interests held by persons who become employees of the Company or of any direct or indirect subsidiary as a result of the Company or any subsidiary acquiring or merging with the person’s employer or acquiring its assets or to persons who were employees or directors of the previous employer and received an option in that capacity even if they do not become employees or directors of the Company.  In addition, the Board, or any committee thereof, may permit the Company to assume options granted outside the Plan to persons who would have been eligible under the terms of the Plan to receive a grant.  If necessary to conform the Awards to the interests for which they are substituted, the Board, or any committee thereof, may grant substitute Awards under terms and conditions that vary from those the Plan otherwise requires.

5.                                       Effective Date and Term.

5.1                                 Effective Date.

The Plan will become effective as of the date adopted by the Board (the “Effective Date”).

5.2                                 Term.

The Plan shall terminate on the tenth anniversary of the Effective Date, unless previously terminated under Section 11.  All Awards granted prior to termination of the Plan shall continue in full force and effect following the termination of the Plan, subject to the terms and conditions upon which they were granted.

6.                                       Terms and Conditions of Stock Options.

6.1                                 Grant of Options.

Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time prior to the termination of the Plan, grant to eligible Participants Options to purchase Shares on terms and conditions as the Board, or any committee thereof, may determine, including any terms or conditions that may be necessary to qualify the Options as ISOs; provided that ISOs may only be granted to employees of the Company or any direct or indirect subsidiary.

6.2                                 Stock Options under Code Section 422.

The date as of which the Board, or any committee thereof, approves the grant of an Option shall be considered the date on which the Option is granted.  Neither the Optionee nor any person entitled to exercise any rights hereunder shall have any of the rights of a shareholder with respect to the Shares subject to an Option except to the extent that the certificates for the Shares have been issued upon the exercise of the Option.

6.3                                 Limitation on Incentive Stock Options.

An Option granted to an employee hereunder shall constitute an ISO only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Stock with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Company and any subsidiaries, within the meaning of Code Section 422(d)) does not exceed one hundred thousand dollars ($100,000).  This limitation shall be applied by taking Options into account in the order in which the Options were granted.

6.4                                 Option Agreements.

All Options granted hereunder shall be evidenced by written agreements in the form or forms the Board, or any committee thereof, shall from time to time determine. Option agreements may be amended by the Board, or any committee thereof, from time to time and need not contain uniform provisions.

6.5                                 Option Price.

The purchase price of each Share subject to an Option granted under this Section 6 shall be fixed by the Board, or any committee thereof.  No Option, once granted hereunder, may be repriced.  In the case of an Option not intended to constitute an ISO, the option price shall be not less than 100% of the Fair Market Value of the Shares covered by the Option.  In the case of an Option that is intended to be an ISO, the option price shall be not less than 100% of the Fair Market Value (as defined below) of the Shares covered by the Option on the date the Option is granted; provided, however, that in the event the employee would otherwise be ineligible to receive an ISO by reason of Code Sections 422(b)(6) or 424(d), the option price of each Share that is intended to be an ISO shall be not less than 110% of the Fair Market Value of a Share covered by the Option at the time the Option is granted.

“Fair Market Value” shall mean, in the event that the Company’s common stock is listed on an established national or regional stock exchange, or is publicly traded on an established securities market,

the closing price of the stock on the exchange or in the market on the date the Option is granted (the highest such closing price if there is more than one exchange or market), or, if the stock has not traded on that day, on the last preceding day on which the stock traded; provided that if the Shares are not listed, quoted or publicly traded or, if their price cannot be determined despite their being listed, quoted or publicly traded, “Fair Market Value” shall be determined by the Board, in its sole discretion.

6.6                                 Term.

Each Option granted under the Plan shall terminate and all rights to purchase Shares thereunder shall cease no later than ten (10) years from the date the Option is granted or such shorter period as determined by the Board, or any committee thereof, and stated in the agreement relating to the Option; provided, however, with respect to an ISO granted to a Participant who on the date of grant owns more than 10% of the Company’s voting stock, the Option shall terminate no later than five (5) years from the date of grant.

6.7                                 Option Period and Limitations on Exercise.

Each Option granted under the Plan shall be exercisable in whole or in part at any time and from time to time over a period commencing on or after the date of grant of the Option and ending upon expiration or termination of the Option.  Without limiting the foregoing, the Board, or any committee thereof, may in its or their sole discretion provide that an Option may not be exercised in whole or in part for some period or periods of time during which the Option is outstanding.  Any limit on the exercise of an Option may be rescinded, modified or waived by the Board, or any committee thereof, in its or their sole discretion, at any time and from time to time after the date the Option is granted.

6.8                                 Exercise.

(a)                                  Only the Optionee receiving an Option (or, in the event of the Optionee’s legal incapacity or incompetency, the Optionee’s guardian or legal representative, and in the case of the Optionee’s death, the Optionee’s estate) may exercise the Option.

(b)                                 An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office addressed to the attention of the Corporate Secretary, of written notice of exercise.  The notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the option price of the Shares for which the Option is being exercised.

(c)                                  Payment of the option price for the Shares purchased pursuant to the exercise of an Option shall be made, as determined by the Board, or any committee thereof, and set forth in the option agreement, as follows:

(i)                                     in cash or by certified check payable to the order of the Company;

(ii)                                  in Shares having a Fair Market Value equal to the aggregate option price for the Shares being purchased pursuant to the Option and satisfying any other requirements as may be imposed by the Board, or any committee thereof; provided, that the Shares have been held by the participant for no less than six months (or such other period as established from time to time by the Board or applicable law or regulation);

(iii)                               partly in cash and, subject to (ii) above, partly in Shares;

(iv)                              subject to (ii) above, if there is a public market for the Shares at the time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of the sale equal to the aggregate exercise price for the Shares being purchased pursuant to the Option; or

(v)                                 any other method as determined by the Board, or any committee thereof, in its or their sole discretion.

(d)                                 Notwithstanding the foregoing, the Board, or any committee thereof, may, in its or their discretion, impose and set forth in the agreement governing the Option, limitations or prohibitions on the method of exercise.  Promptly after the exercise of an Option and the payment in full of the option price of the Shares covered thereby, the person exercising the Option shall be entitled to a stock certificate(s) evidencing the Shares.  A person holding or exercising an Option shall have none of the rights of a shareholder until the option price for Shares is fully paid and except as provided in Section 12, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of the full option price has been paid.

(e)                                  If the Optionee is not vested as to his or her entire Option at the time the Optionee terminates or is terminated as an employee, then the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified in the relevant agreement governing the Option, the Option shall terminate, and the Shares covered by the Option shall revert to the Plan.

7.                                       Restricted Shares.

7.1                                 Grant of Restricted Shares.

Subject to the terms and conditions of the Plan, the Board, or any committee thereof, may, at any time and from time to time prior to the termination of the Plan, grant Restricted Shares to eligible Participants as the Board, or any committee thereof, may determine from time to time.

7.2                                 Transfer Restrictions.

Restricted Shares granted hereunder may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable agreement governing the Award.  Each participant receiving an award of Restricted Shares shall be issued a stock certificate registered in the name of the Participant and bearing an appropriate legend referring to the terms, conditions and restrictions applicable to the Award.  The stock certificates evidencing the Restricted Shares shall be held in custody by the Company until the restrictions lapse, and as a condition of any award of Restricted Shares, the Participant shall deliver to the Company a stock power, endorsed in blank, relating to the Shares covered by that Award.

7.3                                 Rights of Unvested Restricted Shares.

Except as provided in Section 7.2, the Participant shall have, with respect to Restricted Shares awarded, all of the rights of a stockholder of the Company, including the right to vote the Restricted Shares and the right to receive any dividends paid by the Company with respect to the shares.

7.4                                 Legends.

Any Restricted Shares issued under the Plan shall be subject to restrictions on transfer and any certificates representing shares of Restricted Stock shall contain a legend describing the restrictions as shall be necessary to satisfy applicable legal requirements.

7.5                                 Representations of Grantee.

Each recipient of an Award of Restricted Stock under the Plan shall, at the time of the Award, as a condition to the Award, enter into a Restricted Stock grant agreement in a form approved by the Board, or any committee thereof.

8.                                       Other Stock-Based Awards.

The Board, or any committee thereof, in its or their sole discretion, may grant Other Stock-Based Awards, including grants of Shares and awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or on the Fair Market Value thereof.  Other Stock-Based Awards shall be in the form and subject to the terms and conditions as determined by the Board, or any committee thereof.  Other Stock-Based Awards may be granted alone or in tandem with any other Awards granted under the Plan.

9.                                       Use of Proceeds.

The proceeds received by the Company from the sale of Shares pursuant to Awards granted hereunder shall constitute general funds of the Company.

10.                                 Requirements of Law.

The Company shall not be required to sell or issue any Award (or any Shares or Option underlying the Award) if the sale or issuance would constitute a violation by the person exercising the Award or the Company of any provision of any law or regulation of any governmental authority, including, without limit, any federal or state securities laws or regulations or the Company’s articles of incorporation or by-laws.  If at any time the Board, or any committee thereof, shall determine, in its or their discretion, that the listing, inclusion, registration or qualification of any Award (or any Shares or Option underlying the Award) upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or issuance, the Award (or any Shares or Option underlying the Award) may not be issued or exercised in whole or in part, unless the listing, registration, inclusion, qualification, consent or approval shall have been effected or obtained on terms and conditions acceptable to the Board, or any committee thereof, and any delay caused thereby shall in no way affect the date of termination of, or the restriction period of, any Award (or any Shares or Option underlying the Award).  The Company shall not be required to sell or issue any Shares unless the Company has received evidence satisfactory to the

Board, or any committee thereof, in its or their sole discretion that the Participant may acquire the Shares pursuant to an exemption from registration under federal and state securities law.  Any determination in this connection by the Board, or any committee thereof, shall be final and conclusive.  The Company shall not be obligated to take any affirmative action or order to cause the exercise of an Award (or any Shares or Option underlying the Award) or the issuance of Shares pursuant thereto to comply with any law or regulation of any governmental authority.  As to any jurisdiction that expressly imposes the requirement that an Award shall not be exercisable unless and until the Shares covered by the Award are registered or are subject to an available exemption from registration, the exercise of the Award (or any Shares or Option underlying the Award), under circumstances in which the laws of the jurisdiction apply, shall be deemed conditioned upon the effectiveness of the registration or the availability of any exemption.

11.                                 Amendment and Termination.

The Board, or any committee thereof, may, from time to time, amend the Plan or any provision thereof as it or they deem advisable.  The Board, or any committee thereof, may, at any time, terminate the Plan.  Any amendment or termination of the Plan shall not adversely affect any Award previously granted.

12.                                 Anti-dilution Adjustments.

12.1                           Adjustments to Plan or Number or Class of Shares or Restricted Shares Issuable under the Plan.

Notwithstanding any other provision of the Plan, the Board, or any committee thereof, may, at any time, make or provide for any adjustments to the number and class of Shares issuable under the Plan or any Award granted hereunder as it or they shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of Shares, separations, reorganizations, liquidations and similar transactions.  Any determination by the Board, or any committee thereof, shall be final and conclusive.  Any fractional Shares resulting from any adjustments shall be eliminated.

12.2                           Adjustments to Terms of Awards Previously Granted.

If the number of outstanding Shares is increased or decreased or changed into or exchanged for a different number or kind of Shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, combination, exchange, dividend or other distribution payable in capital stock, or other increase or decrease in the Shares effected without receipt of consideration by the Company, occurring after the Effective Date, a proportionate and appropriate adjustment shall be made by the Company in the number and kind of Shares for which Awards are outstanding, so that the proportionate interest of the Participant immediately following the event shall, to the extent practicable, be the same as immediately prior to any event. Any adjustment in outstanding Awards shall not change the aggregate option price payable with respect to Shares subject to the unexercised portion of the Award outstanding but shall include a corresponding proportionate adjustment in the option price per Share.  Similar proportionate adjustments for events referenced in this Section 12.2 shall be made as necessary, in the sole discretion of the Board, or any committee thereof, with respect to Other Stock-Based Awards.

13.                                 Change in Control.

Notwithstanding anything contained in this Plan to the contrary and unless otherwise provided in the agreement governing the Award, in the event a Participant is terminated “without cause” (as that term is defined in the agreement governing the Award to the Participant) during the one year period following a Change in Control, then: (i) any and all Options granted hereunder which would vest with the passage of time were the Participant to continue as an employee for the applicable period and the “Current Year’s Percentage” (as hereinafter defined) of any Options which are tied to performance standards that could possibly be achieved during the calendar year in which the Participant’s employment has been terminated, shall be deemed to vest in full and become immediately exercisable, and shall remain exercisable throughout their entire term; (ii) any restrictions imposed on Restricted Shares shall lapse with respect to Restricted Shares which would vest with the passage of time were the Participant to continue as an employee for the applicable period and the “Current Year’s Percentage” of any Restricted Shares which are tied to performance standards that could possibly be achieved during the calendar year in which the Participant’s employment has been terminated; and (iii) the maximum payout opportunities attainable under all Other Stock-Based Awards which would vest with the passage of time were the Participant to continue as an employee for the applicable period shall be deemed to have vested in full and the “Current Year’s Percentage” shall be deemed to have been fully earned for the calendar year in which the Participant’s employment has been terminated.  Any of the Awards vesting or exercised by virtue of this Section 13 shall be paid in cash or in the sole discretion of the Board, or any committee thereof, in Shares to the Participant within thirty (30) days following the effective date of the termination of employment.  Any Shares issued in respect of these Awards shall be valued at the Fair Market Value as of the effective date of the termination of employment without cause.  For purposes of this Section 13, the “Current Year’s Percentage” shall mean that percentage of the performance-based Award that would have been satisfied for the calendar year in question based upon the product of (i) the percentage of calendar quarters completed for the year in which the employee is terminated without cause, multiplied by (ii) the performance-based Award that the employee would have earned had the entire four calendar quarters of the Company’s performance and the employee’s performance for the year equaled the average quarterly performance for all calendar quarters completed prior to termination of the employee’s employment for the year in question.

For purposes of this Section 13, “Change in Control” means:

(a)                                  any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, or any successor thereto) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Act) of 50% or more of either (A) the then outstanding Shares (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this clause (a), the following acquisitions shall not constitute a Change in Control:  (1) any acquisition directly from the Company with approval by the Board, (2) any acquisition by the Company or any of its subsidiaries, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (4) any acquisition by an underwriter temporarily holding securities pursuant to an offering of the securities or (5) any acquisition pursuant to a transaction that complies with clauses (b)(1) and (2) below; or

(b)                                 consummation of a reorganization, merger, statutory share exchange or consolidation (or similar corporate transaction) involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity (a “Business Combination”), in each case, unless, immediately following the Business Combination, (1) substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to the Business Combination beneficially own, directly or indirectly, 50% or more of, respectively, the then outstanding Shares and the total voting power of (x) the corporation resulting from the Business Combination (the “Surviving Company”) or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 80% or more of the voting securities eligible to elect directors of the Surviving Company (the “Parent Company”), in substantially the same proportion as their ownership, immediately prior to the Business Combination, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be and (2) no Person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Company or the Parent Company) becomes the beneficial owner, directly or indirectly, of 50% or more of the outstanding Shares of common stock and the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company (or, if there is no Parent Company, the Surviving Company); or

(c)                                  Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

14.                                 Further Adjustment of Awards.

Subject to the above provisions, the Board, or any committee thereof, shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or Change in Control transaction, to take any further action as it or they determine to be necessary or advisable with respect to Awards.  Any action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting of restrictions and other modifications, and the Board, or any committee thereof, may take any actions with respect to all Participants, to certain categories of Participants or only to individual Participants.  The Board, or any committee thereof, may take any action before or after granting Awards.

15.                                 Disclaimer of Rights.

No provision in the Plan or any agreement regarding an Award granted under the Plan shall be construed to confer upon any individual the right to remain in the service of the Company or any subsidiary thereof, or to interfere in any way with the right and authority of the Company or any subsidiary thereof, either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any subsidiary thereof. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.

16.                                 No Trust or Fund.

The Plan is intended to constitute an “unfunded” plan.  Nothing contained herein shall require the Company to segregate any monies, other property or Shares, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

17.                                 Nonexclusivity.

The adoption of the Plan shall not be construed as creating any limit on the right and authority of the Board, or any committee thereof, to adopt any other incentive compensation arrangements (either generally or specifically) as the Board, or any committee thereof, in its or their discretion determines desirable.

18.                                 Indemnification.

To the extent permitted by applicable law, each director of the Company including any member of a committee of the Board (each an “Indemnitee”) shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by an Indemnitee in connection with, or resulting from, any claim, action, suit or proceeding to which the Indemnitee may be a party or in which an Indemnitee may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by an Indemnitee (with the Company’s written approval) in the settlement thereof, or paid by an Indemnitee in satisfaction of a judgment in any action, suit or proceeding except a judgment in favor of the Company; subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against an Indemnitee, the Indemnitee shall give the Company an opportunity in writing, at its own expense, to defend against the claim, action, suit or proceeding.  The foregoing right of indemnification shall not be exclusive of any other right to which the persons may be entitled as a matter of law, under the Company’s articles of incorporation, by-laws or any indemnification agreement with the Company or otherwise, or any power the Company may have to indemnify an Indemnitee or hold the Indemnitee harmless.

The Board and each officer and Participant shall be fully justified in reasonably relying or acting upon any information furnished in connection with the administration of the Plan by the Company or any employee.  In no event shall any persons who are, or were, members of the Board, or an officer or employee of the Company, be liable for any determination made or other action taken or any omission to act in reliance upon any information, or for any action (including furnishing of information) taken or any failure to act, if done in good faith.

19.                                 Severability.

In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.                                 Governing Law.

To the extent not preempted by federal law, the Plan and all option and restricted stock agreements hereunder shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within the State of Illinois.